EXECUTION COPY
                                                               EXHIBIT 10.3

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT


     THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is entered into as of October 14, 2005, between SNAKE RIVER SUGAR COMPANY, an Oregon cooperative (the "COMPANY"), as secured party, and ASC HOLDINGS, INC., a Utah corporation ("ASC"; formerly known as The Amalgamated Sugar Company), as debtor.

     WHEREAS, pursuant to a Pledge Agreement and a Limited Recourse Pledge Agreement, each dated January 3, 1997 and each between the Company and ASC (collectively, the "ORIGINAL PLEDGE AGREEMENTS"), ASC granted to the Company a security interest in the limited liability company interest (the "AGM INTEREST") held by ASC in The Amalgamated Sugar Company LLC, a Delaware limited liability company (the "LLC");

     WHEREAS, ASC granted such security interest in order to secure the obligations of Valhi, Inc. ("VALHI"), the indirect holder of 100% of ASC's outstanding stock under (i) that certain Subordinated Promissory Note dated January 3, 1997, in aggregate principal amount of $37,500,000, issued by Valhi to the Company (the "SUBORDINATED PROMISSORY NOTE") and (ii) that certain Limited Recourse Promissory Note dated January 3, 1997, in aggregate principal amount of $212,500,000, issued by Valhi to the Company (the "LIMITED RECOURSE PROMISSORY NOTE," and together with the Subordinated Promissory Note, the "SNAKE RIVER LOAN NOTES");

     WHEREAS, pursuant to a Deposit Trust Agreement (the "DEPOSIT TRUST AGREEMENT"), dated as of May 14, 1997, as the same may be amended, supplemented or otherwise modified from time to time, between ASC and Wilmington Trust Company, a Delaware banking corporation, as Resident Trustee, ASC transferred its interest in the AGM Interest to the Amalgamated Collateral Trust (the "TRUST"), in exchange for a 100% Certificate of Beneficial Interest issued by the Trust (the "CERTIFICATE");

     WHEREAS, in connection with the transfer of the AGM Interest by ASC to the Trust in exchange for the issuance of the Certificate by the Trust to ASC, ASC and the Company amended and restated the Original Pledge Agreements in their entirety and combined them into the Amended and Restated Pledge Agreement dated as of May 14, 1997 (the "FIRST AMENDED AND RESTATED PLEDGE AGREEMENT"), in order to (i) reflect the change of the name of ASC from The Amalgamated Sugar Company to ASC Holdings, Inc., (ii) acknowledge the transfer of the Collateral (as defined in the Original Pledge Agreements) to the Trust, (iii) acknowledge that the security interest in the AGM Interest granted by the Trust pursuant to that certain Pledge Agreement (SPT) dated as of May 14, 1997 ("ORIGINAL PLEDGE AGREEMENT (SPT)") replaced and superseded the security interest in the AGM Interest granted by the Existing Pledge Agreements, and (iv) grant to the Company a security interest in ASC's interest in the Certificate; and

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     WHEREAS,  ASC and the Company desire to amend and restate the First Amended and Restated Pledge Agreement in its entirety, as reflected herein, and therefore this Agreement shall supersede the First Amended and Restated Pledge Agreement in order to (i) acknowledge that the security interest in the AGM Interest granted by the Trust pursuant to the Second Pledge Agreement (SPT) dated as of October 14, 2005 has replaced and superseded the security interest in the AGM Interest granted by the Trust pursuant to the Original Pledge Agreement (SPT) and (ii) continue to grant to the Company a security interest in ASC's interest in the Certificate.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. Pledge. For value received, ASC grants to the Company a security interest (the "SECURITY INTEREST") in (i) the Certificate and the beneficial interest of ASC in the Trust, (ii) following a Snake Loan Default (as defined below), all dividends, distributions and cash from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Certificate and/or the beneficial interest in the Trust and (iii) any other interest of ASC in or relating to the AGM Interest (and following a Snake Loan Default, all proceeds thereof) (the "COLLATERAL"). The Security Interest is created to secure all obligations and indebtedness arising pursuant to the Snake River Loan Notes and all other agreements or instruments entered into in connection therewith (the "OBLIGATIONS"). Except as provided below, the Collateral includes all rights to receive future distributions, increases, substitutions, accessions, voting rights or other property or benefits which ASC receives or is entitled to receive or exercise on account of the Collateral. The Collateral shall not include and the Security Interest shall terminate and be automatically released with respect to (i) rights to Retained Amounts (as defined in the Amended and Restated Company Agreement of the Amalgamated Sugar Company LLC dated as of October 14, 2005 (the "COMPANY AGREEMENT OF LLC"), as the same may be amended, supplemented or otherwise modified from time to time), accrued prior to a Snake Loan Default and actually paid or distributed to ASC by the Resident Trustee (as defined in the Deposit Trust Agreement) of the Trust pursuant to the terms of the Deposit Trust Agreement prior to a Snake Loan Default and (ii) any other cash distributions on account of the Collateral actually paid or distributed to ASC by the Resident Trustee of the Trust pursuant to the Deposit Trust Agreement prior to a Snake Loan Default. The Company shall not encumber or dispose, or attempt to encumber or dispose, of the Collateral except in accordance with the provisions of this Agreement. The term "SNAKE LOAN DEFAULT" means any default under the Snake River Loan Notes permitting or resulting in acceleration of the Snake River Loan Notes. Notwithstanding anything else contained in this Agreement, ASC agrees and acknowledges that the terms of the Deposit Trust Agreement require the Resident Trustee to segregate certain distributions and other amounts received by the Trust which were paid by the LLC in respect of the AGM Interest held by the Trust (the "DESIGNATED DISTRIBUTIONS"), including without limitation any distribution paid by the LLC in respect of Retained Amounts, and that such Designated Distributions are to be paid, on behalf of the Company, to the Agent (as defined below) for the Senior Notes (as defined below) for the benefit of the holders of such Senior Notes, regardless of whether or not a Snake Loan Default or any acceleration of the Snake River Loan Notes has occurred or exists.

I         2. Voting and Other Rights. During the term of this Agreement, and subject to any limitation contained in the Company Agreement of LLC or the Deposit Trust Agreement, each as amended or restated through the date of this Agreement, so long as the maturity dates of the Snake River Loan Notes have not been accelerated as provided therein, ASC shall have the right to vote the Collateral on all questions. Following acceleration of the maturity date of the Subordinated Promissory Note or the Limited Recourse Promissory Note pursuant to
Section 7 or Section 6 thereof, respectively, ASC's right to vote the Collateral shall terminate (provided that in the case of a partial acceleration of either Snake River Loan Note, ASC's right to vote the Collateral shall terminate only with respect to a portion of the Collateral equal to the portion of the Snake River Loan Note(s) so accelerated).

     3. Representations. ASC warrants and represents (i) that there are no restrictions on the transfer of any of the Collateral, other than as set forth in the Deposit Trust Agreement, and (ii) this Agreement constitutes the valid and legally binding obligation of ASC, enforceable in accordance with its terms and conditions, as enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor rights generally, and subject to general principles of equity and public policy considerations. ASC shall, at the request of the Agent, promptly deliver all reasonable further instruments and documents, and take all reasonable further actions, in order to perfect the Security Interest granted herein and to otherwise give effect to the provisions of this Agreement. ASC shall not grant any security interest in the Collateral, other than pursuant to
(i) liens for taxes, assessments or other governmental charges not yet due and payable, (ii) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent and (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money). ASC expects to derive benefit, directly or indirectly, from the funds advanced to Valhi by Snake River in exchange for the Snake River Loan Notes because, among other reasons, (a) ASC, as an indirectly, wholly-owned subsidiary of Valhi, may from time to time receive capital contributions from Valhi to support its operations, and (b) Valhi has centralized certain management, financial, accounting, administrative, income tax, legal and risk management functions in one central office, and Valhi directly and indirectly provides such services to ASC, from which ASC derives benefit.

     4. Adjustments. In the event that, during the term of this Agreement, any reclassification, readjustment or other change is declared or made in the capital structure of the issuer of the Collateral, all new, substituted and additional interests or securities issued in respect of the Collateral by reason of any such change shall be delivered to the Agent and held by it under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

     5. Payment of the Snake River Loan Notes. Upon payment of all principal of and other amounts due on the Snake River Loan Notes, the Security Interest shall be canceled and the Company and the Agent shall convey to ASC all certificates, documents and other instruments representing the Collateral.

     6. Rights of the Agent. ASC hereby appoints the Agent as ASC's attorney-in-fact to do any act which ASC is obligated by this Agreement to do and to do all things deemed necessary by the Agent (or the Company, after payment in full in cash of the Senior Notes (as defined below)) to perfect the Security Interest and collect, preserve and enforce the Collateral, all at ASC's cost and without any obligation on the Agent or the Company so to act.

     7. Default. If, pursuant to the terms and provisions of the Subordinated Promissory Note or the Limited Recourse Promissory Note, the maturity date thereof has been accelerated pursuant to Section 7 or Section 6 thereof, respectively, the Agent may proceed to enforce payment of such Snake River Loan Note or any part thereof and to exercise any and all rights and remedies in connection with the Collateral provided by the Uniform Commercial Code in force in the state of any applicable jurisdiction (the "CODE"), whether or not the Code applies to the affected Collateral, as well as other rights and remedies in connection with the Collateral possessed by the Agent (or the Company, after payment in full in cash of the Senior Notes (as defined below)) under this Agreement. For purposes of the notice requirements of the Code, the Company and ASC agree that notice given at least five (5) business days prior to the taking of any action with respect to which notice is required is reasonable. Except as otherwise provided, all rights and remedies of the Company and Agent hereunder are cumulative and may be exercised singly or concurrently, and the exercise of any right or remedy shall not be a waiver of any other. Notwithstanding anything in this Agreement to the contrary, ASC shall not be liable to the Company or the Agent for any deficiency or other amount constituting the Obligations which the Company or the Agent does not recover or obtain from the Collateral, except to the extent of any funds distributed to ASC by the Resident Trustee of the Trust in violation of the terms and provisions of this Agreement, the Deposit Trust Agreement or the Company Agreement of LLC, as such Deposit Trust Agreement and Company Agreement of LLC have been amended or restated as of the date of this Agreement. If the amount received by the Company or the Agent upon sale of the Collateral is less than the amount of the Obligations, neither the Company nor the Agent shall have further recourse to any assets or property of ASC.

     8. Acknowledgment. ASC hereby acknowledges and agrees that the Company will assign and grant a security interest in all of the Company's rights in, to and under this Agreement and the Collateral to Northwest Farm Credit Services, FLCA, as agent (the " AGENT") for the benefit of the holders of the 7.61% Senior Notes due September 30, 2012 (the "SENIOR NOTES") issued by the Company pursuant to the Note Purchase Agreement, each dated October 17, 2005, among the Company, the Agent and the purchasers referred to therein (the "NOTE PURCHASE AGREEMENT"), as the same may be amended, supplemented or otherwise modified from time to time, as security for the Company's obligations under the Senior Notes and the Note Purchase Agreement, and thereafter the Agent shall have all of the rights granted to the Company hereunder. So long as the Agent has any security interest in this Agreement or the Collateral, the term "Company" shall include the Agent for all purposes under this Agreement. The Certificate and all other certificates and other instruments which may constitute the Collateral shall be endorsed in blank for transfer, or be accompanied by proper instruments of assignment and transfer properly endorsed in blank, and delivered to the Agent. After the payment in full in cash of the Senior Notes, all references herein to the Agent shall be deemed references to the Company.

     9. Miscellaneous.

          (A) Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, receivers, trustees and assigns where permitted by this Agreement.

          (B) Governing Law. This Agreement shall be construed in accordance with the Code and other applicable laws of the State of Washington.

          (C) Modification. This Agreement shall not be amended in any way except by a written agreement signed by the parties hereto.

          (D) Severability. The unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision hereof.

          (E) Notice. Any notice required to be given under this Agreement or under the Code shall be personally delivered (including by overnight courier service) or deposited with the United States Postal Service, postage prepaid, certified with return receipt requested and addressed as follows:

                           If to the Company:

                                    Snake River Sugar Company
                                    3184 Elder Street
                                    Boise, Idaho, 83705
                                    Attn:  General Counsel

                           with a copy to:

                                    Northwest Farm Credit Services, FLCA
                                    1700 South Assembly Street
                                    Spokane, Washington  99224
                                    Attn:  Mr. Stacy Lavin


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                           and a copy to:

                                    Northwest Farm Credit Services, FLCA
                                    815 North College Road
                                    Twin Falls, Idaho 83303
                                    Attn:  Mr. Jack Hetherington


                           If to ASC:

                                    ASC Holdings, Inc.
                                    Three Lincoln Centre
                                    Suite 1700
                                    5430 LBJ Freeway
                                    Dallas, Texas 75240
                                    Attn:  General Counsel

Any party hereto may change the address to which notices to such party are required to be sent by giving notice of such change in the manner provided in this Section 9E. All notices will be deemed to have been received on the date of personal delivery or on the third business day after mailing in accordance with this Section 9E, except that any notice of a change of address will be effective only upon actual receipt.

          (F) Waiver of ASC. ASC hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect to collection of the Collateral and the Snake River Loan Notes.



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IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the date first above written.



ASC HOLDINGS, INC.


         By:      /s/Gregory M. Swalwell
                  -------------------------------------------------------------
                  Gregory M. Swalwell
                  Vice President


SNAKE RIVER SUGAR COMPANY

         By:      /s/Dave Budge
                  -------------------------------------------------------------
                  Dave Budge
                  Vice President